# Kayne Anderson

*Energy Total Return Fund*

**FIRST QUARTER REPORT**
**FEBRUARY 28, 2006**

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 125.5%
Equity Investments — 112.3%
United States — 79.1%
MLP (a)(b) — 29.1%
Atlas Pipeline Partners, L.P.	192	$8,033
Calumet Specialty Products Partners, L.P.(c)	152	3,598
Copano Energy, L.L.C.	30	1,209
Crosstex Energy, L.P.	122	4,497
DCP Midstream Partners, LP	53	1,455
Enbridge Energy Partners, L.P.	86	3,862
Energy Transfer Partners, L.P.	176	6,269
Enterprise Products Partners L.P.(d)	2,188	53,123
Ferrellgas Partners, L.P.	216	4,839
Global Partners LP	127	2,669
Hiland Partners, LP	32	1,296
Holly Energy Partners, L.P.	111	4,444
Inergy, L.P.	213	5,817
K-Sea Transportation Partners L.P.	28	974
Magellan Midstream Partners, L.P.	388	12,212
Martin Midstream Partners L.P.	214	6,370
Natural Resource Partners L.P.	137	7,060
Northern Border Partners, L.P.	188	9,043
Pacific Energy Partners, L.P.(e)	1,000	30,524
Penn Virginia Resource Partners, L.P.	181	10,463
Plains All American Pipeline, L.P.	321	14,370
Regency Energy Partners LP(c)	227	4,563
Sunoco Logistics Partners L.P.	141	6,022
TC PipeLines, LP	94	3,275
Teekay LNG Partners L.P.	103	3,125
TEPPCO Partners, L.P.	122	4,452
TransMontaigne Partners L.P.	47	1,188
U.S. Shipping Partners L.P.	67	1,528
Valero L.P.	262	13,626

		229,906

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 27.7%
Atlas America, Inc.(d)(f)	60	$4,030
Crosstex Energy, Inc.	356	28,289
Enbridge Energy Management, L.L.C.(g)	334	15,395
Energy Transfer Equity, L.P.(b)(c)	756	16,620
Enterprise GP Holdings L.P.(b)	245	9,743
Inergy Holdings, L.P.(b)	46	1,550
Kinder Morgan, Inc.	373	34,588
Kinder Morgan Management, LLC(g)	2,081	91,020
Magellan Midtream Holdings, L.P.(b)(c)	413	9,621
MarkWest Hydrocarbon, Inc.	84	1,911
ONEOK, Inc.	30	918
Penn Virginia Corporation	75	4,608
TransMontaigne Inc.(f)	72	545

		218,838

Marine Transportation — 13.1%
Aries Maritime Transport Limited	434	6,127
Arlington Tankers Ltd.	600	13,703
Diana Shipping Inc.	263	3,077
Double Hull Tankers, Inc.(c)	872	11,664
DryShips Inc.	269	2,965
Eagle Bulk Shipping Inc.	84	1,091
Frontline Ltd.	150	5,786
Genco Shipping & Trading Limited	628	10,252
General Maritime Corporation	417	15,264
Knightsbridge Tankers Limited	78	1,956
Maritrans Inc.	35	797
Nordic American Tanker Shipping Limited	69	2,064
Overseas Shipholding Group, Inc.	54	2,705
Quintana Maritime Limited	243	2,322
Seaspan Corporation	434	8,653
Ship Finance International Limited	264	4,837
Top Tankers Inc.	68	879
Tsakos Energy Navigation Limited	259	9,318

		103,460

Coal — 7.1%
Alpha Natural Resources, Inc.(f)	183	3,907
Arch Coal, Inc.(d)	309	22,569
CONSOL Energy Inc.	112	7,170
Foundation Coal Holdings, Inc.	154	6,164
International Coal Group, Inc.(f)	40	342
Massey Energy Company	252	9,363
Peabody Energy Corporation	137	6,623

		56,138

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Royalty Trust — 1.7%
BP Prudhoe Bay Royalty Trust	36	$2,410
Cross Timbers Royalty Trust	23	1,046
Hugoton Royalty Trust	60	2,039
Permian Basin Royalty Trust	323	5,123
San Juan Basin Royalty Trust	71	2,824

		13,442

Other Energy — 0.4%
CNX Gas Corporation(f)	133	2,854

Total United States (Cost $617,883)		624,638

Canada — 33.2%
Royalty Trust — 33.2%
ARC Energy Trust	799	18,587
Baytex Energy Trust	239	4,099
Bonavista Energy Trust	776	23,520
Canadian Oil Sands Trust	110	15,046
Canetic Resources Trust	905	17,685
Crescent Point Energy Trust	1,190	22,927
Daylight Energy Trust	108	1,073
Enerplus Resources Fund	398	20,151
Esprit Energy Trust	804	8,243
Fairborne Energy Trust	117	1,584
Focus Energy Trust	22	442
Fording Canadian Coal Trust(d)	341	13,924
Harvest Energy Trust	623	18,158
Ketch Resources Trust	1,430	13,612
Penn West Energy Trust	544	18,720
Peyto Energy Trust	983	20,330
PrimeWest Energy Trust	685	20,067
Sequoia Oil & Gas Trust	738	11,221
Thunder Energy Trust	495	4,395
Vermilion Energy Trust	62	1,675
Westshore Terminals Income Fund	25	273
Zargon Energy Trust	250	6,455

		262,187

Other — 0.0%
Tristar Oil & Gas Ltd.(f)	16	90

Total Canada (Cost $247,480)		262,277

Total Equity Investments (Cost $865,363)		886,915

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Fixed Income Investments — 13.2%
United States — 11.8%
MLP Affiliate — 0.5%
TransMontaigne Inc.	9.125%	06/01/10	$4,000	$4,110

Marine Transportation — 1.2%
OMI Corporation	7.625	12/01/13	4,000	4,100
Overseas Shipholding Group, Inc.	8.750	12/01/13	2,000	2,225
Overseas Shipholding Group, Inc.	8.250	03/15/13	3,000	3,199

				9,524

Coal — 0.5%
Alpha Natural Resources, Inc.	10.000	06/01/12	3,550	3,905

Other Energy — 9.6%
Carrizo Oil and Gas Company	(h)	07/21/10	14,946	15,357
Clayton Williams Energy, Inc.	7.750	08/01/13	10,000	9,850
El Paso Corporation	(i)	11/23/09	15,110	15,299
NRG Energy, Inc.	7.250	02/01/14	1,500	1,537
Petrohawk Energy Corporation	(j)	07/28/10	5,500	5,548
Swift Energy Company	7.625	07/15/11	250	258
Targa Resources, Inc.	8.500	11/01/13	19,500	20,670
Targa Resources, Inc.	(k)	10/31/11	1,355	1,368
Targa Resources, Inc.	(l)	10/31/12	5,645	5,702

				75,589

Total United States (Cost $92,086)				93,128

Canada — 1.4%
Royalty Trust — 1.4%
Baytex Energy Ltd.	9.625	07/15/10	1,000	1,060
Harvest Operations Corp.	7.875	10/15/11	10,000	9,975

Total Canada (Cost $11,091)				11,035

Total Fixed Income Investments (Cost $103,177)				104,163

Total Long-Term Investments (Cost $968,540)				991,078

Short-Term Investment — 10.4%
Repurchase Agreement — 10.4%
Bear, Stearns & Co. Inc. (Agreement dated 02/28/06 to be repurchased at $82,152), collateralized by $84,242 in U.S. Government and Agency Securities (Cost $82,141)	4.500	03/01/06		82,141

Total Investments — 135.9% (Cost $1,050,681)				1,073,219

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2006
(amounts in 000’s, except option contracts written)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written (f)
United States
MLP
Enterprise Products Partners L.P., call option expiring 03/18/06 @ $25.00	2,000	$(30)

Coal
Arch Coal, Inc., call option expiring 03/18/06 @ $75.00	500	(75)

Total United States (Premiums received $169)		(105)

Canada
Royalty Trust
Fording Canadian Coal Trust, call option expiring 06/17/06 @ $40.00	700	(196)
Fording Canadian Coal Trust, put option expiring 06/17/06 @ $40.00	700	(189)

Total Canada (Premiums received $485)		(385)

Total Options Contracts Written (Premiums received $654)		(490)

	No. of Units

Securities Sold Short
MLP
Alliance Resource Partners, L.P.	35	(1,282)
AmeriGas Partners, L.P.	1	(34)

Total Securities Sold Short (Cash proceeds received $1,370)		(1,316)

Other Liabilities		(13,434)

Total Liabilities		(15,240)
Unrealized Appreciation on Interest Rate Swap Contracts		2,442
Other Assets		29,230

Total Other Assets in Excess of Liabilities		16,432

Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable to Common Stockholders		$789,651

(a)	Includes Limited Liability Companies.

(b)	Security is treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. In order to qualify as a RIC for tax purposes the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Security is currently non-income producing; expected to pay distributions in the next 12 months.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
FEBRUARY 28, 2006
(UNAUDITED)

(d)	Security or a portion thereof is segregated as collateral on options contracts written or securities sold short.

(e)	Fair valued securities, restricted from public sale. The Fund negotiates certain aspects of the method and timing of its rights to dispose of these investments, including registration rights and related costs (See notes 2 and 5).

(f)	Security is non-income producing.

(g)	Distributions are paid in kind.

(h)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 600 basis points (10.57% as of February 28, 2006).

(i)	Floating rate senior secured term loan. Security pays interest at a rate of LIBOR + 275 basis points (7.22% as of February 28, 2006).

(j)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 450 basis points (9.07% as of February 28, 2006).

(k)	Floating rate synthetic letter of credit facility. Security pays interest at a rate of LIBOR + 225 basis points (6.78% as of February 28, 2006).

(l)	Floating rate senior secured term loans. Securities pay interest at a rate of LIBOR + 250 basis points (6.66%-6.92% as of February 28, 2006).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2006
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $968,540)	$991,078
Repurchase agreement (Cost — $82,141)	82,141

Total investments (Cost — $1,050,681)	1,073,219
Cash (Foreign currency with a cost of $242)	242
Deposits with brokers for option contracts written and securities sold short	14,325
Receivable for securities sold (Cost — $9,337)	9,359
Interest, dividends and distributions receivable (Cost — $5,211)	5,234
Prepaid expenses	70
Unrealized appreciation on interest rate swap contracts	2,442

Total Assets	1,104,891

LIABILITIES
Payable for securities purchased (Cost — $11,248)	11,248
Securities sold short, at fair value (Proceeds — $1,370)	1,316
Investment management fee payable, net of fee waiver	863
Put and call option contracts written, at fair value (Premiums received — $654)	490
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	1,271

Total Liabilities	15,240

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$789,651

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,204,000 shares issued and outstanding, 199,979,000 shares authorized)	$32
Paid-in capital	764,177
Accumulated realized gains on investments, foreign currency related transactions, securities sold short, options and interest rate swap contracts	198
Net unrealized gains on investments, foreign currency related translations, securities sold short, options and interest rate swap contracts	25,244

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$789,651

NET ASSET VALUE PER COMMON SHARE	$24.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $996)	$11,348
Return of capital	(4,431)

Net dividends and distributions	6,917
Interest and other fees	3,595

Total Investment Income	10,512

Expenses
Investment management fees	3,246
Professional fees	190
Administration fees	149
Custodian fees	62
Insurance	46
Directors’ fees	44
Dividends and interest on securities sold short	20
Reports to stockholders	104
Other expenses	161

Total Expenses — Before Investment Management Fee Waivers and Interest Expense	4,022
Investment management fee waivers	(647)
Interest Expense	126

Total Expenses	3,501

Net Investment Income	7,011

REALIZED AND UNREALIZED GAINS
Net Realized Gains/(Losses)
Investments	4,305
Foreign currency transactions	(56)
Securities sold short	38
Options	2,658
Payments on interest rate swap contracts	(53)

Net Realized Gains	6,892

Net Change in Unrealized Gains
Investments	16,827
Foreign currency translations	41
Securities sold short	55
Options	76
Interest rate swap contracts	809

Net Change in Unrealized Gains	17,808

Net Realized and Unrealized Gains	24,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,711
DIVIDENDS TO PREFERRED STOCKHOLDERS	(2,432)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$29,279

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three	For the Period
	Months Ended	June 28, 2005(1)
	February 28,	through
	2006	November 30,
	(Unaudited)	2005

OPERATIONS
Net investment income	$7,011	$7,503
Net realized gains	6,892	3,002
Net change in unrealized gains	17,808	7,436

Net Increase in Net Assets Resulting from Operations	31,711	17,941

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends	(2,432)	—

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(13,083)	(8,695)
Distributions — return of capital	—	—

Dividends/Distributions to Common Stockholders	(13,083)	(8,695)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—	750,000
Proceeds from issuance of 2,200,000 shares of common stock in connection with exercise of overallotment option granted to underwriters of the initial public offering	—	55,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(37,383)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(3,508)	—

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	(3,508)	767,617

Total Increase in Net Assets Applicable to Common Stockholders	12,688	776,863

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS Beginning of period	776,963	100

End of period	$789,651	$776,963

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2006
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$31,711
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(326,693)
Proceeds from sale of investments	164,693
Purchase of short-term investments	(69,415)
Realized gains on investments, securities sold short, options and interest rate swap contracts	(6,948)
Return of capital distributions	4,431
Unrealized gains	(17,808)
Amortization for bond premium	64
Increase in deposits with brokers for short sales and option contracts written	(11,329)
Increase in receivable for securities sold	(6,908)
Increase in interest, dividend and distributions receivables	(1,853)
Decrease in prepaid expenses	36
Decrease in payable for securities purchased	(3,518)
Increase in option contracts written	27
Increase in securities sold short	1,370
Increase in investment management fee payable	211
Decrease in accrued directors’ fees and expenses	(29)
Increase in accrued expenses and other liabilities	407

Net Cash Used in Operating Activities	(241,551)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of auction rate preferred stock	300,000
Repayment of the revolving credit line	(40,000)
Underwriting discount and offering expenses associated with the issuance of shares of preferred stock	(3,508)
Cash distributions paid to preferred stockholders	(2,432)
Cash distributions paid to common stockholders	(13,083)

Net Cash Provided by Financing Activities	240,977

NET DECREASE IN CASH	(574)
CASH — BEGINNING OF PERIOD	816

CASH — END OF PERIOD	$242

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2006, state taxes paid were $1 and interest paid was $300.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the
	Three Months		For the Period
	Ended		June 28, 2005(1)
	February 28,		through
	2006		November 30,
	(Unaudited)		2005

Per Share of Common Stock
Net asset value, beginning of period	$24.13		$23.84	(2)
Underwriting discounts and offering costs on the issuance of preferred stock	(0.11)		—

Total	24.02		23.84

Income from investment operations
Net investment income	0.22	(3)	0.23	(3)
Net realized and unrealized gains on investments, foreign currency related transactions, securities sold short, options and interest rate swap contracts	0.77	(3)	0.33	(3)

Total income from investment operations	0.99		0.56

Dividends — Preferred Stockholders
Dividends	(0.08)		—

Dividends/Distributions — Common Stockholders
Dividends	(0.41)		(0.27)
Distributions — return of capital	—		—

Total dividends/distributions — Common Stockholders	(0.41)		(0.27)

Net asset value, end of period	$24.52		$24.13

Market value per share of common stock, end of period	$23.37		$21.10

Total investment return based on common stock market value	12.71	%(4)	(14.62	)%(4)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$789,651		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	1.82	%(5)(6)	1.47	%(5)(6)
Ratio of expenses to average net assets, excluding investment management fee waivers	2.15	%(6)	1.72	%(6)
Ratio of net investment income to average net assets	3.64	%(6)	2.31	%(6)
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	15.18	%(6)	2.36	%(6)
Portfolio turnover rate	18.55	%(7)	23.18	%(7)
Auction Rate Preferred Stock, end of period	$300,000		—
Asset coverage, per $25,000 of liquidation value of Auction Rate Preferred Stock	363.22%		—
Average amount of borrowings outstanding per share of common stock during the period	$0.31		—

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Information presented relates to a share of common stock outstanding for the entire period.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Ratios reflect actual expenses incurred by the Fund. Amounts are net of investment management fee waivers.

(6)	Ratios are annualized since period is less than one full year.

(7)	Not annualized. For the three months ended February 28, 2006 and for the period June 28, 2005 through November 30, 2005, calculated based on the sales of long-term investments of $164,693 and $89,565 divided by the monthly average long-term investment balance of $887,985 and $386,316, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FEBRUARY 28, 2006
(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Adviser”) on May 27, 2005. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2006, the Fund held 3.9% of its net assets applicable to common stockholders (2.8% of total assets) in a security valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $30,756 and fair value of $30,524. Although this security may be resold in privately negotiated transactions (subject to certain lock-up restrictions), this value may differ from the value that would have been used had a ready market for this security existed, and the difference could be material.

Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the three months ended February 28, 2006, the Fund estimated that 90% of the MLP distributions received and 10% of royalty trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $4,431 of dividends and distributions received from MLPs and royalty trusts. This resulted in an equivalent reduction in the cost basis of the associated MLP and royalty trust investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $520 and $3,911, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Fund informed its common stockholders in January 2006 that 100 percent of its dividends paid during fiscal year 2005 were ordinary income. Prospectively, the Fund will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to elect to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations. As of February 28, 2006, $566 of the Fund’s sales were considered wash sales for federal income tax purposes.

For the fiscal year ended November 30, 2005 the tax character of the dividend paid to common stockholders ($8,695) was ordinary income of which $2,529 was considered qualified dividend income provided the holding period requirement and certain other requirements were met.

At February 28, 2006, the identified cost of investments for Federal income tax purposes was $1,051,247, the cash received on option contracts written was $654 and the cash received on securities sold short was $1,370. At February 28, 2006, gross unrealized appreciation and depreciation of investments, options and securities sold short for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options and securities sold short)	$46,350
Gross unrealized depreciation of investments (including options and securities sold short)	(24,159)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	22,191
Unrealized appreciation on interest rate swap contracts	2,442
Unrealized appreciation on foreign currency related translations	45

Net unrealized appreciation	$24,678

Income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

L. Offering Costs and Organization Expenses — Offering expenses incurred in connection with the sale of shares of common stock have been charged to paid-in capital. Offering costs (excluding underwriting discounts and commissions) related to the issuance of each series of the preferred stock were charged to additional paid-in capital when the shares were issued. Such costs were approximately $508.

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

The Fund has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the first year of the Fund’s investment activities (from June 28, 2005 until June 29, 2006), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the three months ended February 28, 2006, the fee waiver amounted to $647.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

For the three months ended February 28, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $18 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, the acquisition date, aggregate cost, and fair value as of February 28, 2006, value per unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises.

		Number of
		Units	Acquisition	Cost	Fair Value	Value Per	Percent of	Percent of
Partnership	Security	(In 000’s)	Date	(In 000’s)	(In 000’s)	Unit	Net Assets(1)	Total Assets

Pacific Energy Partners, L.P.	Common Units	1,000	09/30/05	$30,756	$30,524	$30.52	3.9%	2.8%

(1)	Applicable to common stockholders.

6.	Option Contracts Written

Transactions in written call and put options for the three months ended February 28, 2006 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of period	1,650	$562
Options written	10,400	2,469
Options exercised	(4,726)	(1,467)
Options expired	(4,124)	(1,201)

Options outstanding at end of period	3,200	$363

Put Options Written
Options outstanding at beginning of period	400	$65
Options written	3,200	721
Options exercised	(1,800)	(360)
Options expired	(1,100)	(135)

Options outstanding at end of period	700	$291

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

7.	Investment Transactions

For the three months ended February 28, 2006, the Fund purchased and sold securities in the amount of $326,693 and $164,693 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

8.	Revolving Credit Line Outstanding

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the three months ended February 28, 2006, the average amount outstanding was $9,921, with a weighted average interest rate of 5.43%. As of February 28, 2006, the Fund had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 shares and each in the amount of $100,000. The Fund has authorized 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C as of February 28, 2006 were 4.70%, 4.75%, and 4.55%, respectively . The weighted average dividend rates of Series A, B and C for the period ended February 28, 2006, were 4.48%, 4.57% and 4.46%, respectively. Each rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

then the Fund could be required to make a termination payment. As of February 28, 2006, the Fund has entered into four interest rate swap contracts with UBS AG as summarized below:

Period
		Fixed Rate(s)	Floating Rate		Accrued	Change in
	Nominal	Paid by the	Received by the	Unrealized	Interest	Unrealized
Termination Date	Amount	Fund	Fund	Appreciation	Income	Value

11/01/10-12/30/15	$125,000	4.30-4.85%	1-month U.S. Dollar LIBOR	$2,438	$4	$809

At February 28, 2006, the weighted average duration of the interest rate swap contracts was 6.1 years and the weighted average fixed interest rate was 4.56%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 32,204,000 shares of common stock outstanding at February 28, 2006, Kayne Anderson owned 4,000 shares. The Fund had no transactions in common shares for the three months ended February 28, 2006.

The Board of Directors of the Fund, at a meeting held on January 23, 2006, authorized management to make open market purchases of its common stock from time to time until April 30, 2006, in an amount up to $20,000 of the Fund’s outstanding shares of common stock if the Fund’s shares are trading at a discount to net asset value of 7% or more. Open market purchases may continue to be made within the discretion of management if the discount falls below 7%. The Board has instructed management to report repurchase activity to it regularly. For the period ended February 28, 2006, pursuant to the conditions described above, the Fund did not repurchase any of its common stock.

12.	Subsequent Events

On April 13, 2006, the Fund paid a dividend to its common stockholders in the amount of $0.415 per share, for a total of $13,327. Of this total, pursuant to the Fund’s dividend reinvestment plan, $6,460 was reinvested into the Fund and 269,537 shares of common stock were purchased in the open market to satisfy such reinvestment plan.

Pursuant to the Funds common stock repurchase program described in Note 11, as of April 28, 2006, the Fund repurchased 230,902 shares of its common stock for a total cost of $5,306 which represented a discount of approximately 8% to the Fund’s net asset value per share.

On April 28, 2006, the Board of Directors of the Fund approved an extension of its program to purchase up to $20 million of the Fund’s common stock. The repurchase program will continue until the earlier of (i) the repurchase of $20 million of common stock, or (ii) July 31, 2006. The Fund will authorize its agents to make purchases in the open market when shares are trading at a discount of at least 7% to the Fund’s net asset value per share and continue so long as there is not a material change in the discount.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase shares of its common stock in the open market.